 Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-180415 on Form S-8 of Kaiser Federal Financial Group, Inc., of our report dated December 19, 2012, appearing in this Annual Report on Form 11-K of Kaiser Federal Bank Employees’ Savings and Profit Sharing Plan for the year ended June 30, 2012.

                                                                /s/ Crowe Horwath LLP
                                                                 Crowe Horwath LLP

New York, New York
December 19, 2012